                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                             ONLINE INNOVATION, INC.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
             -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(1) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                             ONLINE INNOVATION, INC.
                             1118 HOMER STREET, #218
                   VANCOUVER, BRITISH COLUMBIA V6B 6L5, CANADA


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 4, 2000

TO THE STOCKHOLDERS OF ONLINE INNOVATION, INC.,

     The 2000 Annual Meeting of Stockholders of Online Innovation, Inc. (the "Company"), will be held at the law offices of Stradling, Yocca, Carlson & Rauth, located at 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660-6422 on December 4, 2000, at 10:00 a.m., for the following purposes as more fully described in the accompanying Proxy Statement:

     (1) To elect the following three nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

                                   Chad D. Lee
                               Marlene C. Schluter
                                 Harvey H. Cohen

     (2) To ratify the adoption of the Company's 2000 Stock Incentive Plan which authorizes the grant of options to purchase up to 1,500,000 shares of the Company's Common stock;

     (3) To ratify the appointment of Moen and Company, Chartered Accountants, as independent auditors of the Company for the fiscal year ending June 30, 2001; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on October 20, 2000 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors


                                       /s/ Chad D. Lee
                                       Chad D. Lee
                                       PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                       DIRECTOR

Vancouver, British Columbia
October 23, 2000

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                             ONLINE INNOVATION, INC.
                             1118 HOMER STREET, #218
                   VANCOUVER, BRITISH COLUMBIA V6B 6L5, CANADA

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                  INTRODUCTION

     THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ONLINE INNOVATION, INC., a Delaware corporation (the "Company"), for use at its 2000 Annual Meeting of stockholders (the "Annual Meeting") to be held on December 4, 2000, at 10:00 a.m., at the law offices of Stradling, Yocca, Carlson & Rauth, located at 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660-6422. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about November 2, 2000. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of common stock of the Company (the "stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary, Online Innovation, Inc., 1118 Homer Street, #218, Vancouver, British Columbia V6B 6L5, Canada, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement and "FOR" the ratification of Moen and Company Chartered Accountants as the Company's independent auditors.

                                VOTING SECURITIES

     The shares of common stock, $.001 par value, constitute the only outstanding class of voting securities of the Company. Only the stockholders of the Company of record as of the close of business on October 20, 2000 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 13,305,000 shares of Common stock outstanding and entitled to vote. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of Common stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Company's Bylaws, as amended, authorize a total of three directors. Currently, there are three members of the Board of Directors. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the three nominees named below. Pursuant to the Company's Bylaws, as amended, all directors serve until such time as their successor has been elected, until they resign, or until they are removed by a majority vote at a meeting of the Company's stockholders. A majority vote is required for the election of each director. All of the nominees are presently directors of the Company. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

     The names and certain information concerning the three nominees for election as directors are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

DIRECTORS

     All members of the Company's Board of Directors hold office until the next annual meeting of stockholders or until their successors are elected and have qualified. Officers serve at the discretion of the Board of Directors.

     The director nominees of the Company are as follows:

                      NAME                       AGE                             POSITION
     -------------------------------------  -------------   -----------------------------------------------
     Chad D. Lee                                  32        Chief Executive Officer, President and Director
     Marlene C. Schluter                          37        Secretary, Treasurer and Director
     Harvey H. Cohen                              76        Vice President and Director


     MR. LEE is the founder of Online Innovation, Inc. He has served as director and Chief Executive Officer of the Company since October, 1997 and has acted as President since April, 1998. He is a graduate of the University of British Columbia where he focused his studies on the field of Urban Land Economics. He has used his skills in strategic management, financial analysis and planning, contract negotiation, and business planning to develop new companies and to assist established companies with operations. Mr. Lee is also the Principal of CL Communications Group where he has developed and implemented multi-media marketing strategies for several publicly traded companies. Mr. Lee brings to the Company strong leadership vision, expertise in strategic management, and an ability to develop and implement corporate strategy that achieves results. Utilizing this expertise, Mr. Lee has focused the Company's interests on the communications and hi-tech Internet sectors through the acquisition and further development of the Company's technology assets. From March, 1991 to February, 1995 Mr. Lee was employed by Summit Motors, a motor vehicle dealership located in Vancouver, British Columbia. Mr. Lee was responsible for warranty claims, invoicing, sales, business development and quality assurance. From February, 1995 to September, 1996, Mr. Lee was employed by Ensign Pacific Lease Ltd., a motor vehicle leasing company also based in Vancouver, British Columbia. He was responsible for invoicing, budgets, credit, revenue forecasts, business development, customer satisfaction and quality assurance. From October, 1996 to the present, Mr. Lee has been the president and director of C.L. Communications Group.

     MS. SCHLUTER has served as director, corporate secretary and treasurer of the Company since October, 1997. She is a graduate of Simon Fraser University with a Bachelor of Education (B Ed.) and was employed by the public school system at the elementary and secondary school levels, specializing in Business and Math. Ms. Schluter was also an active member in the school counseling programs. Ms. Schluter furthered her professional career by attending courses in the Master of Business Administration Program at the University of British Columbia concentrating in the areas of International Trade and Finance. She went on to work in the Financial Industry with Yorkton Securities Inc. where she completed the Canadian Securities Course (CSC) and Series 63 and 67 for qualification in the United States. Ms. Schluter acted as a Broker's Assistant and as a Broker with Yorkton Securities Inc. She was employed by Yorkton Securities Inc. from April, 1991 to December, 1996. From February, 1997 to July, 1997, Ms. Schluter acted as executive assistant and performed investor relations services for CKD Ventures Ltd., a Vancouver, British Columbia based mineral exploration company.

     MR. COHEN has been involved with the Company since its inception providing advice on matters related to its mineral properties. He has served as Vice President since April 1998. Mr. Cohen graduated from the University of British Columbia with a Bachelor's degree in Physical Sciences/Mining Engineering. He has been a registered member of the Association of Professional Engineers and Geoscientists of British Columbia since 1954 and is also a lifetime member of the Canadian Institute of Mining, Metallurgy and Petroleum. During the course of his career he has acted for numerous publicly traded companies in the mining sector. Mr. Cohen has been semi-retired for approximately ten years.

BOARD MEETINGS AND ATTENDANCE

     The Board of Directors of the Company held four meetings during the fiscal year ended June 30, 2000. Mr. Lee and Ms. Schluter each attended one-hundred percent (100%) of these meetings. Mr. Cohen was unable to attend any of the meetings of the Board of Directors. There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an audit committee (the "Audit Committee") composed of Mr. Cohen and Ms. Schluter. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent accountants prior to the presentation of financial statements to the stockholders and, if appropriate, initiates inquiries into aspects of the Company's financial affairs. The Audit Committee did not hold any meetings during the fiscal year ended June 30, 2000. The Audit Committee Charter is included herewith as Exhibit A. The Company does not have a compensation committee or a nominating committee.

OTHER EXECUTIVE OFFICERS

     The Company has no other executive officers.

COMPENSATION OF EXECUTIVE OFFICERS

     The Company has no officers who received aggregate compensation (including bonus and other benefits) in excess of $100,000 during the fiscal years ended June 30, 1998, 1999, and 2000.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company does not have any employment or severance agreements.

DIRECTORS' FEES

     The Company's directors do not receive any compensation for their services on the Company's Board of Directors. All directors may be reimbursed for certain expenses incurred for meetings of the Board of Directors which they attended.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the

Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

     The directors listed below have not filed a Form 3 pursuant to the filing requirements under Section 16(a) of the Exchange Act applicable to the Company's directors, officers and any persons holding ten percent or more of the Company's common stock. All persons to whom this Section 16(a) applies will file the appropriate Form 5, including information that should have been included on Form 3, with respect to the Company's fiscal year ended June 30, 2001.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the ownership of the Company's issued and outstanding common stock as of October 20, 2000 by
(i) each person who is known to the Company to be the beneficial owner of more than 5 percent of the Company's common stock; (ii) named directors and executive officers; and (iii) all directors and executive officers of the Company as a group:


                                                             COMMON STOCK              PREFERRED STOCK       PERCENT
                                                    ---------------------------    ----------------------       OF
                                                      AMOUNT AND                   AMOUNT AND                 COMMON
                                                      NATURE OF       PERCENT      NATURE OF      PERCENT    STOCK AND
                                                      BENEFICIAL         OF        BENEFICIAL       OF       PREFERRED
     NAME AND ADDRESS OF BENEFICIAL OWNERS(1)        OWNERSHIP(2)     CLASS(1)     OWNERSHIP       CLASS       STOCK
-------------------------------------------------   -------------    ----------    ----------     -------    ---------
Chad D. Lee                                         5,500,000        41.3%                                     41.3%
(President, Chief Executive Officer and Director)
         61-12411 Jack Bell Drive
         Richmond, British Columbia
         Canada

Marlene C. Schluter                                 2,500,000        18.8%                                      18.8%
(Secretary, Treasurer and Director)
         2233 Lillooet Street
         Vancouver, British Columbia
         Canada

Harvey H. Cohen                                     0                 0.0%                                      0.0%
(Vice President and Director)
         8278 Tugboat Place
         Vancouver, British Columbia
         Canada

Directors and Officers as a Group (3 persons)       8,000,000        60.1%                                     60.1%

------------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a Management Agreement made effective as of November 1, 1997, the Company pays $2,500 per month to MCS Management Ltd., a company wholly owned by Ms. Marlene C. Schluter, Director, Secretary and Treasurer of the Company, for management services provided to the Company by MCS Management Ltd.

     Pursuant to a Management Agreement made effective as of July 1, 2000, the Company pays $2,500 per month to Netgain Management Solutions Inc., a company wholly owned by Mr. Chad D. Lee, President, Chief Executive Officer, and Director of the Company, for management services provided to the Company by Netgain Management Solutions Inc.

     The Company has not been a party to any other transactions during the past two years, and is not currently a party to any other transaction, in which any directors, officers or holders of greater than five percent of the Company's securities, or any immediate family members of any of the foregoing, have any direct or indirect material interest.

     The Company believes all of the transactions set forth above were made on terms no less favorable to the Company than could otherwise be obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors on the Board.

                                  PROPOSAL TWO

                    APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

     The Board of Directors of the Company has adopted, subject to stockholder approval, the 2000 Employee Stock Incentive Plan (the "2000 Plan"). The purposes of the 2000 Plan are to enhance the Company's ability to attract, motivate and retain the services of qualified employees, officers and directors (including non-employee officers and directors), consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

     The principal features of the 2000 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2000 Plan itself which is attached hereto as Exhibit B.

DESCRIPTION OF THE 2000 PLAN

     The 2000 Plan authorizes the Company to grant options to purchase up to 1,500,000 shares of common stock to employees, officers, directors, consultants and other service providers of the Company. This authorization is subject to adjustment in the number and kind of shares allowed under the 2000 Plan in the event of stock splits, stock dividends or certain other similar changes in the capital structure of the Company.

     INCENTIVE OPTIONS. Officers and other key employees of the Company or of any parent or subsidiary corporation of the Company, whether now existing or hereafter created or acquired (an "Affiliated Company") (including directors if they are also employees of the Company or an Affiliated Company), as may be determined by the Board, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive incentive options under the 2000 Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive options and receive nonqualified options or restricted shares if the Administrator so determines. No incentive stock options may be granted to an optionee under the 2000 Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options are exercisable by such optionee in any calendar year under the 2000 Plan of the Company and its Affiliated Company exceeds $100,000.

     NONQUALIFIED OPTIONS OR RESTRICTED SHARES. Officers and other key employees of the Company or of an Affiliated Company, any member of the Board, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company will be eligible to receive nonqualified options or restricted shares under the 2000 Plan. An individual who has been granted a nonqualified option or restricted shares may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options or restricted shares if the Board so determines.

     In no event may any individual be granted options under the 2000 Plan pursuant to which the aggregate number of shares that may be acquired thereunder during any calendar year exceeds 1,500,000 shares.

     The 2000 Plan may be administered by either the Board or a committee appointed by the Board, either of which has full authority to implement, administer and make all determinations necessary under the 2000 Plan.

     The exercise price of incentive stock options must at least be equal to the fair market value of a share of common stock on the date the option is granted. The exercise price of all options granted under the 2000 Plan to non-employee directors shall be 100% of the fair market value of the common stock on the date of grant, and all such options shall have a term of 10 years. Payment of the exercise price may be made in cash, by delivery of shares of the Company's common stock or, potentially, through the delivery of a promissory note. The Board has the authority to determine the time or times at which options granted under the 2000 Plan become exercisable, provided that options must expire no later than ten years from the date of grant. Options are nontransferable, other than upon death by will and the laws of descent and distribution, and generally may be exercised only by an employee while employed by the Company or within three months after termination of employment (one year for termination resulting from death or disability).

     The Board may from time to time alter, amend, suspend or terminate the 2000 Plan in such respects as the Board may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option or restricted share theretofore granted to such person without his or her consent. Unless previously terminated by the Board, the 2000 Plan will terminate on October 20, 2010. All options granted under the 2000 Plan will vest upon a change in control.

NEW PLAN BENEFITS

     Currently, no options of shares of common stock have been issued under the 2000 Plan; however, the Company expects to grant options to the Company's executive officers in the near future.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF 2000 PLAN

     The following is a summary of certain federal income tax consequences of participation in the 2000 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2000 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

     INCENTIVE OPTIONS. No taxable income will be recognized by an optionee under the 2000 Plan upon either the grant or the exercise of an incentive option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an incentive option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the optionee's death) before the expiration of either of the one-year or two-year periods described above will constitute a "disqualifying disposition."

     A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or
(ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of a disposition of the shares received upon exercise of an incentive option.

     The exercise of an incentive option may result in items of "tax preference" for purposes of the "alternative minimum tax." Alternative minimum tax is imposed on an individual's income only if the amount of the alternative minimum tax exceeds the individual's regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an incentive option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. An optionee who is subject to alternative minimum tax in the year of exercise of an incentive option may claim as a credit against the optionee's regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the incentive option. This credit is available in the first year following the year of exercise in which the optionee has regular tax liability.

     NONQUALIFIED OPTIONS. No taxable income is recognized by an optionee upon the grant of a nonqualified option. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided that certain reporting requirements are satisfied. If the exercise price of a nonqualified option is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of common stock of the Company already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee, up to the number of the old shares exchanged, will have the same tax basis and holding period as the optionee's basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a nonqualified option, the difference between the proceeds realized and the optionee's basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

     RESTRICTED STOCK. If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant's basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

     If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by the Company, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

TAX WITHHOLDING

     Under the 2000 Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any options exercised or restricted stock granted under the 2000 Plan. To the extent permissible under applicable tax, securities, and other laws, the Committee may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing the Company to apply shares of common stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares of common stock owned by the participant.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD

     Approval of this Proposal Two to adopt the 2000 Plan requires the affirmative vote of the holders of a majority of the shares of Common stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting (voting together as a single class). Proxies solicited by management for which no specific direction is included will be voted "FOR" the adoption of the 2000 Plan. THE BOARD DEEMS PROPOSAL TWO TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 2000 PLAN.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Moen and Company, Chartered Accountants, to act as independent auditors and to audit the financial statements of the Company for the fiscal year ending June 30, 2001, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Moen and Company, Chartered Accountants, has audited the Company's financial statements annually since its fiscal year ended June 30, 1998. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Any stockholder desiring to submit a proposal for action at the Company's 2001 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than July 3, 2001 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

     On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                       By Order of the Board of Directors


October 23, 2000                       /s/ Chad D. Lee
                                       PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                       DIRECTOR

         The Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2000 is being mailed concurrently with this Proxy Statement to all stockholders of record as of October 20, 2000. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                             ONLINE INNOVATION, INC.

I.       AUDIT COMMITTEE PURPOSE

     The Audit Committee (the "Committee") of Online Innovation, Inc. (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting.

- Monitor the independence and performance of the Company's independent auditors and internal auditing department.

- Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Committee shall be comprised of two (2) or more directors as determined by the Board. Committee members shall be appointed by the Board. The Committee members at present are Marlene C. Schluter and Harvey H. Cohen. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least twice annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     A.   REVIEW PROCEDURES

          1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published as may be required by SEC regulations.

          2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include a discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

          3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

          4. Review with financial management and the independent auditors, the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution.

          5. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     B.   INDEPENDENT AUDITORS.

     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. As a result, it shall be the responsibility of the Committee to:

          1. Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          2. Approve the fees and other significant compensation to be paid to the independent auditors.

          3. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence, as per Independence Standards Board Standard No.1.

          4. Review the independent auditors audit plan and discuss with the independent auditors such matters as the scope of and general approach to be taken with respect to the audit, the staffing requirements for the audit, the locations where the audit will be conducted, and the role of the internal auditors and the extent to which the auditors will rely on management in connection with the annual audit.

          5. Discuss the results of the audit with the independent auditors, prior to releasing the year-end earnings.

          6. Discuss with the auditors the matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          7. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     C. INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

          1. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

          2. Review the appointment, performance, and replacement of the senior internal audit executive.

          3. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

          4. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     D.   OTHER AUDIT COMMITTEE RESPONSIBILITIES

          1. If required by the Securities and Exchange Commission, annually prepare a report to shareholders for inclusion in the Company's annual proxy statement.

          2. Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

          3. Maintain minutes of Committee meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   EXHIBIT B

                           2000 STOCK INCENTIVE PLAN

                             ONLINE INNOVATION, INC.

                            2000 STOCK INCENTIVE PLAN

         This 2000 STOCK INCENTIVE PLAN (the "2000 Plan") is hereby established by Online Innovation, Inc., a Delaware Company (the "Company"), and adopted by its Board of Directors as of October 20, 2000 (the "Effective Date").

                                    ARTICLE 1
                            PURPOSES OF THE 2000 PLAN

         1.1 PURPOSES. The purposes of the 2000 Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                    ARTICLE 2
                                   DEFINITIONS

         For purposes of this 2000 Plan, the following terms shall have the meanings indicated:

         2.1 AFFILIATED COMPANY. "Affiliated Company" means any "parent Company" or "subsidiary Company" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

         2.2      BOARD.  "Board" means the Board of Directors of the Company.

         2.3 CAUSE. "Cause" means, with respect to a Participant's Continuous Service, the termination by the Company of such Continuous Service for any of the following reasons:

                  (a) The continued, unreasonable refusal or omission by the Participant to perform any material duties required of him or her by the Company if such duties are consistent with duties customary for the position held with the Company;

                  (b) Any material act or omission by the Participant involving malfeasance or gross negligence in the performance of Participant's duties to, or material deviation from any of the policies or directives of, the Company;

                  (c) Conduct on the part of Participant which constitutes the breach of any statutory or common law duty of loyalty to the Company; or

                  (d) Any illegal act by Participant which materially and adversely affects the business of the Company or any felony committed by Participant, as evidenced by conviction thereof, provided that the Company may suspend Participant with pay while any allegation of such illegal or felonious act is investigated.

         2.4 CHANGE IN CONTROL. "Change in Control" shall mean (i) the acquisition, directly or indirectly, after the Effective Date, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, and in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger.

         2.5 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.6 COMMITTEE. "Committee" means a committee of two or more members of the Board appointed to administer the 2000 Plan, as set forth in
SECTION 7.1 hereof.

         2.7 COMMON STOCK. "Common Stock" means the Common Stock, $.001 par value, of the Company, subject to adjustment pursuant to SECTION 4.2 hereof.

         2.8 CONTINUOUS SERVICE. "Continuous Service" means (i) employment by either the Company or any parent or subsidiary Company of the Company, or by a Company or a parent or subsidiary of a Company issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer Companys, if applicable, (ii) service as a member of the Board of Directors of the Company until Participant resigns, is removed from office, or Participant's term of office expires and he or she is not reelected, or (iii) so long as Participant is engaged as a consultant or service provider to the Company or other Company referred to in clause (i) above.

         2.9 DISABILITY. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Board's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

         2.10 EFFECTIVE DATE. "Effective Date" means the date on which the 2000 Plan is adopted by the Board, as set forth on the first page hereof.

         2.11 EXERCISE PRICE. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

         2.12 FAIR MARKET VALUE. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

                  (a) If the Common Stock is then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such NASDAQ market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such NASDAQ market system or such exchange on the next preceding day for which a closing sale price is reported.

                  (b) If the Common Stock is not then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

                  (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Board in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

         2.13 GOOD REASON. "Good Reason" means with respect to a Participant's voluntary termination of Continuous Service if such termination is the result of any of the following:

                  (a) A reduction in the amount of his base compensation pay in effect at the time of a Change in Control;

                  (b) The taking of any action by the Company that would substantially diminish the aggregate value of the benefits provided the Participant under the Participant's medical, health, accident, disability insurance, life insurance, thrift and retirement plans in which he was participating on the date of a Change in Control, other than any such reduction which is (i) required by law, (ii) implemented in connection with a general concessionary arrangement affecting all employees or affecting the group of employees (of which the Participant is a member) or (iii) generally applicable to all beneficiaries of such 2000 Plans;

                  (c) A reduction in duties and responsibilities which results in the Participant no longer having duties customary for the position held with the Company at the time of a Change in Control; or

                  (d) The Company materially breaches any provision of the Participant's Stock Option Agreement or Stock Purchase Agreement.

         2.14 INCENTIVE OPTION. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         2.15 INCENTIVE OPTION AGREEMENT. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.

         2.16 NASD DEALER. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

         2.17 NONQUALIFIED OPTION. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in SECTION 5.6 below, it shall to that extent constitute a Nonqualified Option.

         2.18 NONQUALIFIED OPTION AGREEMENT. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

         2.19 OFFEREE. "Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the 2000 Plan.

         2.20 OPTION. "Option" means any option to purchase Common Stock granted pursuant to the 2000 Plan.

         2.21 OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the 2000 Plan.

         2.22     OPTIONEE.  "Optionee" means a Participant who holds an Option.

         2.23 PARTICIPANT. "Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the 2000 Plan.

         2.24 PURCHASE PRICE. "Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

         2.25 RESTRICTED STOCK. "Restricted Stock" means shares of Common Stock issued pursuant to ARTICLE 6 hereof, subject to any restrictions and conditions as are established pursuant to such ARTICLE 6.

         2.26 RIGHT TO PURCHASE. "Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to ARTICLE 6 hereof.

         2.27 SERVICE PROVIDER. "Service Provider" means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Board authorizes to become a Participant in the 2000 Plan.

         2.28 STOCK PURCHASE AGREEMENT. "Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the 2000 Plan.

         2.29 10% STOCKHOLDER. "10% Stockholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                    ARTICLE 3
                                   ELIGIBILITY

         3.1 INCENTIVE OPTIONS. Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the 2000 Plan.

         3.2 NONQUALIFIED OPTIONS AND RIGHTS TO PURCHASE. Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the 2000 Plan.

                                    ARTICLE 4
                                   PLAN SHARES

         4.1 SHARES SUBJECT TO THE 2000 PLAN. A total of 1,500,000 shares of Common Stock may be issued under the 2000 Plan, subject to adjustment as to the number and kind of shares pursuant to SECTION 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the 2000 Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the 2000 Plan.

         4.2 CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Board to the aggregate number and kind of shares subject to this 2000 Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                    ARTICLE 5
                                     OPTIONS

         5.1 OPTION AGREEMENT. Each Option granted pursuant to this 2000 Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this 2000 Plan, as the Board shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

         5.2 EXERCISE PRICE. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Board, provided that the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted. If at any time the Company retains employees in California, then the Exercise Price is subject to the following: (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

         5.3 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Board, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionee's promissory note in a form and on terms acceptable to the Board; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

         5.4 TERM AND TERMINATION OF OPTIONS. The term and provisions for termination of each Option shall be as fixed by the Board, but no Option may be exercisable more than ten (10) years after the date it is granted.

         5.5 VESTING AND EXERCISE OF OPTIONS. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Board. In the event that the Company shall retain employees in California, then the Option shall vest at a rate of at least twenty percent (20%) per year over a five (5) year period.

         5.6 ANNUAL LIMIT ON INCENTIVE OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this 2000 Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

         5.7 NONTRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee.

         5.8 RIGHTS AS STOCKHOLDER. An Optionee or permitted transferee of an Option shall have no rights or privileges as a Stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

         5.9 COMPANY'S REPURCHASE RIGHT. In the event of termination of a Participant's Continuous Service, for any reason whatsoever (including death or disability), the Option Agreement may provide, in the discretion of the Board, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Board, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option at any time prior to the consummation of the Company's initial public offering of securities in an offering registered under the Securities Act of 1933, as amended, and at the price equal to the Fair Market Value per share of Common Stock (determined in accordance with SECTION 2.12 hereof) as of the date of termination of Optionee's employment. The repurchase right provided in this SECTION 5.9 shall terminate and be of no further force or effect following the consummation of an underwritten public offering of the Company's Common Stock.

         In any event, the right to repurchase must be exercised within sixty
(60) days of the termination of Participant's Continuous Service and may be paid by the Company, or its assignee, by cash, check, or cancellation of purchase money indebtedness within thirty (30) days of the termination of the exercise window. If at any time the Company retains employees in California, then the right to repurchase must be exercised within ninety (90) days.

         5.10 RESTRICTIONS ON UNDERLYING SHARES OF COMMON STOCK. Shares of Common Stock issued pursuant to the exercise of an Option may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Option Agreement.

                                    ARTICLE 6
                               RIGHTS TO PURCHASE

         6.1 NATURE OF RIGHT TO PURCHASE. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Board, shares of Common Stock subject to such terms, restrictions and conditions as the Board may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

         6.2 ACCEPTANCE OF RIGHT TO PURCHASE. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Board may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in SECTION 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this 2000 Plan, as the Board shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

         6.3 PAYMENT OF PURCHASE PRICE. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Board, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offeree's promissory note in a form and on terms acceptable to the Board; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

         6.4 RIGHTS AS A STOCKHOLDER. Upon complying with the provisions of
SECTION 6.2 hereof, an Offeree shall have the rights of a Stockholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Board shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

         6.5 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Board, that the Company shall have the right, exercisable at the discretion of the Board, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement. The repurchase right provided in this SECTION 6.5 shall terminate and be of no further force or effect following the consummation of an underwritten public offering of the Company's Common Stock.

         6.6 VESTING OF RESTRICTED STOCK. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

         6.7 DIVIDENDS. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Board, to repayment of such note.

         6.8 NONASSIGNABILITY OF RIGHTS. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Board.

         6.9 RESTRICTIONS ON SHARES OF COMMON STOCK. Shares of Common Stock issued pursuant to a Stock Purchase Agreement may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement.

                                    ARTICLE 7
                         ADMINISTRATION OF THE 2000 PLAN

         7.1 BOARD. Authority to control and manage the operation and administration of the 2000 Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board.

         7.2 POWERS OF THE BOARD. In addition to any other powers or authority conferred upon the Board elsewhere in the 2000 Plan or by law, the Board shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the 2000 Plan; (c) to create, amend or rescind rules and regulations relating to the 2000 Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the 2000 Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the 2000 Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Board could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the 2000 Plan, but only to the extent not contrary to the express provisions of the 2000 Plan. Any action, decision, interpretation or determination made in good faith by the Board in the exercise of its authority conferred upon it under the 2000 Plan shall be final and binding on the Company and all Participants.

         7.3 LIMITATION ON LIABILITY. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the 2000 Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the 2000 Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the 2000 Plan.

                                    ARTICLE 8
                                CHANGE IN CONTROL

         8.1 CHANGE IN CONTROL. In order to preserve a Participant's rights in the event of a Change in Control of the Company, (i) the time period relating to the exercise or realization of all outstanding Options, Rights to Purchase and Restricted Stock shall automatically accelerate immediately prior to the consummation of such Change in Control if the Board does not take the action described in subitem (C) of this SECTION 8.1, and if such action is taken, such automatic acceleration shall then occur only if within twelve (12) months of the consummation of a Change in Control a Participant's Continuous Service is terminated without Cause or pursuant to the Participant's voluntary termination for Good Reason, and (ii) with respect to Options and Rights to Purchase, in connection with such Change in Control the Board in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase or exchange of each Option or Right to Purchase for an amount of cash or other property having a value equal to the difference, or spread, between (x) the value of the cash or other property that the Participant would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Right to Purchase had the Option or Right to Purchase been exercised immediately prior to such Change in Control transaction and (y) the Exercise Price of such Option or the Purchase Price under such Right to Purchase, (B) adjust the terms of the Options and Rights to Purchase in a manner determined by the Board to reflect the Change in Control, (C) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the 2000 Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor Company, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the 2000 Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, or
(D) make such other provision as the Board may consider equitable. If the Board does not take any of the forgoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Board shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

                                    ARTICLE 9
                   AMENDMENT AND TERMINATION OF THE 2000 PLAN

         9.1 AMENDMENTS. The Board may from time to time alter, amend, suspend or terminate the 2000 Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the 2000 Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this 2000 Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Board so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

         9.2 2000 PLAN TERMINATION. Unless the 2000 Plan shall theretofore have been terminated, the 2000 Plan shall terminate on the tenth (10th) anniversary of the Effective Date (or from the date the Company's Stockholders approved the 2000 Plan, if earlier) and no Options or Rights to Purchase may be granted under the 2000 Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                                   ARTICLE 10
                                 TAX WITHHOLDING

         10.1 WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the 2000 Plan. To the extent permissible under applicable tax, securities and other laws, the Board may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                   ARTICLE 11
                                  MISCELLANEOUS

         11.1 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the 2000 Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

         11.2 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This 2000 Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the 2000 Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

         11.3 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

PROXY                       ONLINE INNOVATION, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              ANNUAL MEETING OF THE STOCKHOLDERS--DECEMBER 4, 2000

    The undersigned hereby nominates, constitutes and appoints Chad D. Lee and Marlene C. Schluter, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ONLINE INNOVATION, INC. which the undersigned is entitled to represent and vote at the 2000 Annual Meeting of Stockholders of the Company to be held at the law offices of Stradling, Yocca, Carlson & Rauth, located at 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660-6422 on December 4, 2000, at 10:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

            THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, AND 3.

 1.  ELECTION OF DIRECTORS

     / /     FOR                                    / /     WITHHOLD AUTHORITY
             all nominees listed below (EXCEPT              to vote for all nominees listed below
             AS MARKED TO THE CONTRARY BELOW)

     Election of the following nominees as directors: Chad D. Lee, Marlene C. Schluter, and
     Harvey H. Cohen.

             (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT NOMINEE'S
             NAME IN THE SPACE PROVIDED BELOW.)

     ---------------------------------------------------------------------------------------

 2.  RATIFICATION OF 2000 INCENTIVE STOCK OPTION PLAN

                       / /  FOR                    / /  AGAINST                / /  ABSTAIN

 3.  RATIFICATION OF MOEN AND COMPANY CHARTERED ACCOUNTANTS AS INDEPENDENT AUDITORS

                       / /  FOR                    / /  AGAINST                / /  ABSTAIN

 4.  IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
     ADJOURNMENT THEREOF.

       IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND "FOR" RATIFICATION OF MOEN AND COMPANY CHARTERED ACCOUNTANTS AS INDEPENDENT AUDITORS.

                                                              Date -------------------, 2000

                                                              --------------------------------
                                                                 (Signature of stockholder)

                                                              Please sign your name exactly as
                                                              it appears hereon. Executors,
                                                              administrators, guardians,
                                                              officers of corporations and
                                                              others signing in a fiduciary
                                                              capacity should state their full
                                                              titles as such.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.